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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


                        Date of Report: November 25, 2003
                        (Date of earliest event reported)



                 ABN AMRO Mortgage Corporation, Series 2003-12
                 ---------------------------------------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                     333-101550                 36-3886007
        --------                     ----------                 ----------
(State or Other Jurisdiction of      (Commission              (I.R.S. Employer
Incorporation)                       File Number)            Identification No.)

135 South LaSalle Street
Chicago, Illinois                                                     60603
-----------------                                                     -----
(Address of Principal                                              (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (312) 904-2000


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Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

                  On November 25, 2003, ABN AMRO Mortgage Corporation caused the issuance and sale of the Multi-Class Mortgage Pass-Through Certificates, Series 2003-12, pursuant to the Pooling and Servicing Agreement, dated as of November 1, 2003, among ABN AMRO Mortgage Corporation as depositor, ABN AMRO Mortgage Group, Inc., as seller and servicer and JPMorgan Chase Bank, as trustee.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

Exhibit No.                Document Description
-----------                --------------------

1.1 Underwriting Agreement, dated as of February 25, 2003, among ABN AMRO Mortgage Corporation, LaSalle Bank Corporation, Goldman, Sachs & Co. and ABN AMRO Financial Services, Inc.

1.2 Terms Agreement dated November 24, 2003, among ABN AMRO Mortgage Corporation, LaSalle Bank Corporation, Goldman, Sachs & Co. and ABN AMRO Financial Services, Inc.

4.1 Pooling and Servicing Agreement dated as of November 1, 2003, among ABN AMRO Mortgage Corporation, as depositor, U.S. Bank National Association, as trustee, Washington Mutual Mortgage Securities Corp., as servicer.

4.2 Whole Loan Purchase Agreement dated as of November 1, 2003, between ABN AMRO Mortgage Group, Inc. and Washington Mutual Mortgage Securities Corp.

4.3 Mortgage Loan Purchase Agreement dated November 25, 2003, between Washington Mutual Mortgage Securities Corp. and ABN AMRO Mortgage Corporation.





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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                  ABN AMRO MORTGAGE
                                                  CORPORATION

                                                  By: /s/ Maria Fregosi
                                                      ------------------
                                                  Name:   Maria Fregosi
                                                  Title:  Vice President

Dated: December 11, 2003